Unaudited condensed consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020
Unaudited condensed consolidated statements of comprehensive income or loss
(Loss)/profit for the period	$ 7,711	$ (13,338)	$ 91,955	$ (52,775)
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	995	1,881	(103)	(2,229)
Other comprehensive income/(loss) for the period	995	1,881	(103)	(2,229)
Total comprehensive (loss)/income for the period	8,706	(11,457)	91,852	(55,004)
Attributable to:
Owners of the Group	(3,789)	(19,467)	53,047	(75,056)
Non-controlling interests	$ 12,495	$ 8,010	$ 38,805	$ 20,052